                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                SELECTICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 SELECTICA, INC.
                              3 WEST PLUMERIA DRIVE
                           SAN JOSE, CALIFORNIA 95134

                                 August 16, 2000


TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Selectica, Inc. (the "Company"), which will be held at the Company's headquarters, 3 West Plumeria Drive, San Jose, California, on Wednesday, September 13, 2000, at 1:00 p.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.



                                        Sincerely,


                                        Raj Jaswa
                                        President and Chief Executive Officer

                                 SELECTICA, INC.
                              3 WEST PLUMERIA DRIVE
                           SAN JOSE, CALIFORNIA 95134
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 13, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of Selectica, Inc. (the "Company") will be held at the Company's headquarters 3 West Plumeria Drive, San Jose, California, on Wednesday, September 13, 2000, at 1:00 p.m. for the following purposes:

     1. To elect two members of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on August 11, 2000 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 3 West Plumeria Drive, San Jose, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Raj Jaswa
                                        President and Chief Executive Officer


San Jose, California
August 16, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                                 SELECTICA, INC.
                              3 WEST PLUMERIA DRIVE
                           SAN JOSE, CALIFORNIA 95134


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 13, 2000


     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Selectica, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters 3 West Plumeria Drive, San Jose, California, on Wednesday, September 13, 2000, at 1:00 p.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about August 16, 2000.


                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On August 11, 2000, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were [] shares of Common Stock outstanding. Each stockholder of record on August 11, 2000 is entitled to one vote for each share of Common Stock held by such stockholder on August 11, 2000. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.


QUORUM REQUIRED

     The Company's bylaws provide that the holders of fifty percent of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.


VOTES REQUIRED

     PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The two (2) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total.

     PROPOSAL 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROXIES

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal No. 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.


SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a classified Board of Directors, with the terms of office of each class of directors ending in successive years. The Company currently has authorized seven directors with each class of directors consisting of either two or three directors. At the Annual Meeting, two directors are to be elected to serve until the Company's 2003 Annual Meeting or until their successors are elected and qualified. The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of June 30, 2000 their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The two (2) Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company..

                                                       POSITIONS AND OFFICES
NOMINEES                                    AGE        HELD WITH THE COMPANY
------------------------------------       ------      ---------------------
Betsy Atkins(1).....................         47               Director
Robin Richards Donohoe..............         34               Director

(1)      Member of Audit Committee

     Betsy Atkins has served as a director since February 1997. Since 1995 Ms. Atkins has served as Chief Executive Officer of Baja Corporation, a consulting firm. Prior to joining Baja, Ms. Atkins was the Chief Executive Officer of NCI, a manufacturing company. Ms. Atkins is both a founder and serves on the board of directors of Ascend, a Lucent Network Solutions company. She also serves on the board of directors of Paradyne Corporation, a DSL networking company, and Polycom Corporation, a video-teleconferencing company. Ms. Atkins received her B.A. in History from the University of Massachusetts and her B.A. from Trinity College at Oxford.

     Robin Richards Donahoe has served as a director since January 1997. Since 1995 Mrs. Donohoe has served as General Partner of Draper International India, L.P., a venture capital firm. Ms. Donohoe is also a General Partner of Draper Richards, L.P., a venture capital firm. Mrs. Donohoe received her B.A. Phi Beta Kappa in International Studies from the University of North Carolina and her M.B.A. from Stanford University.

CONTINUING DIRECTOR -- TERM ENDING IN 2001

     Set forth below is information regarding the continuing directors of the Company, including their age as of June 30, 2000 the period during which they have served as a director, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered.

John Fisher(1)......................         41        Director
Michael Lyons(2)....................         58        Director
Rajen Jaswa.........................         47        Chairman of the Board,
                                                       Chief Executive Officer
                                                       and President

(1)  Member of Audit Committee
(2)  Member of Compensation Committee


     Rajen Jaswa, a co-founder of Selectica, has served as our Chairman, President and Chief Executive Officer since our inception. Prior to co-founding Selectica, Mr. Jaswa served as President of OPTi, Inc., a supplier of PC compatible chipsets from January 1995 to January 1996 and as Vice President of Sales and Marketing from August

1989 to December 1994. Mr. Jaswa received his B.S.E.E. in Electrical Engineering from the Indian Institute of Technology, his M.S.E.E. in Electrical Engineering from the University of Toronto and his M.B.A. from Stetson University.

     John Fisher has served as a director since July 1997. Since 1991, Mr. Fisher has served as the Managing Director of Draper Fisher Jurveston, a venture capital firm. Mr. Fisher serves on the boards of directors of Brodia Group, Entegrity Solutions, Paraxon, RealNames, New Markets International and WIT Capital Group, Inc. Mr. Fisher received his B.A., Magna Cum Laude, in History of Science and his M.B.A. from Harvard University.

     Michael Lyons has served as a director since July 1998. Since 1997, Mr. Lyons has served as the General Partner of Zilkha Venture Partners, a venture capital firm. Since June, 1992 Mr. Lyons has also served as the General Partner of Potrero Management, a venture capital firm. Since 1989, Mr. Lyons has been a Consulting Associate Professor at the Stanford University Department of Management Science and Engineering. Mr. Lyons is a member of the board of directors of Informed Diagnostics, a sensor technology company and Advanced Interactive Systems, firearms training simulation company. Mr. Lyons received his B.S.E.P in Engineering Physics from Cornell University, M.S. in Electrical Engineering from Stanford and M.B.A. with distinction from the Pepperdine Presidential/Key Executive Program.


CONTINUING DIRECTOR -- TERM ENDING IN 2002

Thomas Neustaetter(1)(2)............         48        Director
Dr. Sanjay Mittal...................         47        Vice Chairman of the Board,
                                                       Chief Technical Officer and
                                                       Vice President of Engineering

(1)  Member of Audit Committee
(2)  Member of Compensation Committee

     Dr. Sanjay Mittal, a co-founder of Selectica, has served as our Chief Technical Officer, Vice President of Engineering, Secretary and a Director since our inception. In January 2000, Dr. Mittal was elected Vice Chairman of the Board of Directors. Prior to co-founding Selectica, from April 1992 to July 1996, Dr. Mittal was the founder and President of Catalogics Software Corporation, a configuration software company acquired by Selectica in 1996. From 1990 to 1992 Dr. Mittal managed a development team at Metaphor, a business software company. Prior to that, Dr. Mittal was a senior research scientist at Xerox's Palo Alto Research Center (PARC) from 1982 to 1990. Dr. Mittal received his B.Tech in Electrical Engineering from the Indian Institute of Technology and his M.S. and Ph.D. in Computer Science from Ohio State University.

     Thomas Neustaetter has served as a director of Selectica since July 1999. Since March 1999, Mr. Neustaetter has been an Executive Member of JK&B Capital. Prior to joining JK&B Capital, Mr. Neustaetter was a Partner of the Chatterjee Group, an affiliate of Soros Fund Management, from January 1996 to February 1999. Prior to working at the Chatterjee Group, Mr. Neustaetter was the President and founder of Bancroft Capital, a general consulting firm, from December 1994 to December 1995. Mr. Neustaetter serves on the boards of directors of Mpower Communications, Paragon Networks, emWare, Inc. and Vertex Holdings. Mr. Neustaetter earned his B.A. Phi Beta Kappa in Philosophy from the University of California, Berkeley, and his M.B.A. and M.S. in Information Science from University of California, Los Angeles.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 2000, the Board of Directors held 11 meetings and acted by written consent in lieu of a meeting on 13 occasions For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of

Directors has (2) standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended March 31, 2000, the Audit Committee of the Board of Directors held no meetings. The Audit Committee was created on June 10, 1999. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee are Messrs. Fisher, Neustaetter and Lyons.

     During the fiscal year ended March 31, 2000, the Compensation Committee of the Board of Directors held no meetings. The Compensation Committee reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1996 Stock Plan and 1999 Equity Incentive Plan and administers the 1999 Employee Stock Purchase Plan. The members of the Compensation Committee are Ms. Atkins and Mr. Fisher.

     The Board of Directors did not have a Nominating Committee during 1999.


DIRECTOR COMPENSATION

     Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

     Non-employee Board members are eligible for option grants under the Company's 1999 Equity Incentive Plan under the automatic option grant program. Each individual who first becomes a non-employee Board member after the date of the Company's initial public offering will be granted an option ("Initial Option") to purchase 30,000 shares of the Company's Common Stock on the date such individual joins the Board. The Initial Option becomes vested as to 25% of the option shares upon the competition of 12 months of service and as to 1/48 of the option shares upon the completion of each month of service thereafter. In addition, at each Annual Meeting of Stockholders beginning at the 2001 annual meeting, each non-employee director who will continue to be a director after such Annual Meeting will receive an additional option ("Annual Option") to purchase 7,500 shares of Common Stock. The Annual Option becomes fully vested upon the completion of 12 months of service from the grant date. Each director who received an Initial Option will first be eligible to receive an Annual Option in the calendar year that is after the calendar year in which the director received the Initial Option. The exercise price for each option grant will be equal to the fair market value per share of Common Stock on the option grant date. If there is a change in control or a termination as a result of death, disability or retirement after reaching age 65, the Initial Options and Annual Options will become fully vested.

     Ms. Atkins received an option for 30,000 shares of Common Stock on February 4, 1997 at an exercise price of $0.025 per share and an option for 20,000 shares of the Company's Common Stock on November 18, 1999 at an exercise price of $4.38 per share.

     All directors are also eligible to receive options and be issued shares of Common Stock directly under the 1999 Equity Incentive Plan, outside of the automatic option grant program, and directors who are employees of the Company are also eligible to participate in the Company's 1999 Employee Stock Purchase Plan.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

NON-DIRECTOR EXECUTIVE OFFICERS

     Our non-director executive officers and key employees and their ages as of June 30, 2000, are as follows:

NAME                           AGE     POSITION
Stephen Bennion..............   53     Chief Financial Officer, Vice President
                                       of Finance and Secretary
Daniel A. Carmel.............   39     Vice President of Marketing
Ashish Mathur................   43     Vice President of Worldwide Professional
                                       Services
Charles Pendell..............   45     Vice President of Sales, Americas
Alfredo Perez, Jr............   42     Vice President of Business Development
                                       and Strategic Initiatives
Dr. S.S. Sundarajan..........   51     Vice President of Indian Operations


     Stephen R. Bennion has served as our Chief Financial Officer and Vice President of Finance since September 1999. In January 2000 Mr. Bennion was elected our Secretary. From April 1998 to September 1998, Mr. Bennion served as Vice President and Chief Financial Officer for the Western Region for Cohesive Technology Solutions, a technology consulting company. From April 1995 to April 1998, Mr. Bennion served as Executive Vice President and Chief Financial Officer for Worldtalk Communications Corporation, an Internet e-mail software company. Mr. Bennion received his B.S. in accounting from Weber State University and is a Certified Public Accountant.

     Daniel A. Carmel has served as our Vice President of Marketing and Business Development since July 1999. Prior to joining Selectica, Mr. Carmel served as Executive Vice President for Sonnet Financial, an Internet financial services company, from August 1994 to July 1999. In addition, Mr. Carmel is director of Analyst on Record, a development stage company in the Internet financial services arena. Mr. Carmel received his B.S. and M.S. in Engineering at the University of Pennsylvania and his M.B.A. from Stanford University.

     Ashish Mathur has served as our Vice President of Worldwide Professional Services since April 1997. Prior to joining Selectica, Mr. Mathur served as Vice President of Worldwide Professional Services for Pure Atria Corp. from June 1992 to April 1997. Mr. Mathur received his B. Tech in Electrical Engineering from the Indian Institute of Technology and his M.S. in Computer Science from the University of Southern California.

     Charles Pendell joined as our Vice President of Sales, Americas in October 1998. Prior to joining Selectica, Mr. Pendell served as Vice President of Worldwide Sales and Field Operations for Action Technologies, an Internet-based workflow software company, from December 1994 to September 1998. Mr. Pendell received his B.S. in Business Administration from Washington State University.

     Alfredo Perez, Jr. has served as our Vice President of Business Development and Strategic Initiatives since June 2000. Prior to joining Selectica as Vice President of Strategic Sales in March 2000, Mr. Perez served as Vice President of Sales for the Network Management Division of Sterling Software from 1995 to March 2000. Mr. Perez received his B.A. in Political Science from Catholic University.

     Dr. S.S. Sundarajan has served as our Vice President of Indian Operations since June 1998. Prior to joining Selectica, Dr. Sundarajan served as Chief Executive of Datapro Electronics Pvt. Ltd., a software company focusing on real time systems, in Pune, India from April 1986 to June 1998. Dr. Sundarajan received his B.S. in Engineering from Pune University and his M.S. in Electrical Engineering and Ph.D. from Ohio State University.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 30, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                     SHARES BENEFICIALLY OWNED
                                                     AS OF JUNE 30, 2000(1)(2)
                                              ---------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER          NUMBER OF SHARES    PERCENTAGE OF CLASS
------------------------------------          ----------------    -------------------
Rajen Jaswa(3)..............................    2,551,250                7.10%
Sanjay Mittal(4)............................    2,893,050                8.05%
Ashish Mathur...............................      500,000                1.39%
Dan Carmel(5)...............................      457,051                1.27%
Charles Pendell(6)..........................      425,000                1.18%
Betsy Atkins(7).............................      264,493                *
Robin Richards Donohoe(8)...................    4,027,636               11.21%
John Fisher(9)..............................    3,620,290               10.07%
Michael Lyons(10)...........................    2,677,185                7.45%
Thomas Neustatetter(11).....................    1,163,851                3.24%
All executive officers and directors
  as a group(13 persons)(12)................   19,171,618               53.12%

5% SHAREHOLDERS
Draper International India, L.P.(13)........    4,027,636               11.21%
Entities Associated with Draper Fisher
   Jurveston(14)............................    3,690,283               10.27%
Entities Associated with Zilkha Venture
   Partners(1)..............................    2,677,185                7.45%

OTHER EXECUTIVE OFFICERS
S.S. Sundarajian(16)........................      125,000                *
Stephen Bennion(17).........................      366,820                1.02%
Alfredo Perez(18)...........................       30,000                *

-----------------------
*Less than 1% of the outstanding shares of Common Stock.

(1) Percentage ownership is based on 35,935,812 shares of Common Stock outstanding on June 30, 2000.

(2) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of June 30, 2000 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Selectica, Inc., 3 West Plumeria Drive, San Jose, CA 95134.

(3) As of June 30, 2000, we had the right to repurchase 250,000 of Mr. Jaswa's shares.

(4) Includes 300,000 shares of common stock held by Smita Mittal and Shikha Mittal, Dr. Mittal's daughters. As of June 30, 2000, we had the right to repurchase 250,000 of Dr. Mittal's shares.

(5) Includes 4,500 shares of our common stock held by the Samuel Isaac Carmel 1999 Irrevocable Trust, 4,500 shares of our common stock held by the Jennifer Sara Carmel 1999 Irrevocable Trust, 4,500 shares of our common stock held by the Madeline Rose Carmel 1999 Irrevocable Trust. Mr. Carmel's children are the beneficiaries of the trusts in the foregoing sentence.

(6) Includes 4,000 shares held by Clifford Pendell and Garrett Pendell, Mr. Pendell's sons.

(7) Ms. Atkins address is 10 Edgewater Drive, Penthouse F, Coral Gables, Florida 33133.

(8) Includes 4,027,636 shares held by Draper International India, L.P., located at 50 California Street, Suite 2925, San Francisco, California 94025. Ms. Richards Donohoe and Mr. William Draper have power to vote and dispose of shares held by Draper International India, L.P. Ms. Richards Donohoe, a general partner of Draper International India, L.P., disclaims beneficial ownership of such shares except to the extent of her pecuniary interests therein.

(9)  This number includes:

     o    3,251,687 shares held by Draper Fisher Associates Fund IV, L.P.;

     o    244,750 shares held by Draper Fisher Partners IV L.L.C.; and

     o 114,103 shares held by Mr. John Fisher. Mr. Fisher is either a managing member of the entities listed above or a managing member of the general partner or the entities listed above.

     Timothy Draper, John Fisher and Steve Jurvetson have the power to vote and dispose of shares held by Draper Fisher Associates IV L.P. and Draper Fisher Partners IV L.L.C. Mr. Fisher disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. The address of these individuals and entities is Draper Fisher Jurvetson, 400 Seaport Court, Suite 250, Redwood City, California 94063.

(10) Includes 2,448,979 shares held by Selectica L.P. and 228,206 shares held by Zilkha Venture Partners L.P. John P. Rigas, Donald Zilkha and Michael Lyons have the power to vote and dispose of shares held by Selectica L.P. and Zilkha Venture Partners. Mr. Lyons, a member of Zilkha Venture Investments, LLC, the General Partner of both of the entities in the preceding sentence, disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. Mr. Lyons address is Zilkha Ventures, 1510 Page Mill Road, Palo Alto, California 94304.

(11) Includes 1,141,031 shares held by JK&B Capital III, L.P., David Kronfeld, Thomas Neustaetter and Albert DaValle have the power to vote and dispose of shares held by JK&B Capital III, L.P. Mr. Neustaetter, a member of JK&B Capital Management LLC, the general partner of JK&B Capital III, L.P., disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Neustaetter's address is JK&B Capital, 205 North Michigan Avenue, Suite 808, Chicago, Illinois 60601.

(12) This number includes the shares beneficially owned by the persons and entities described in the footnotes above and includes 155,000 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2000.

(13) This number includes the shares beneficially owned by the persons and entities described in footnote 6.

(14) This number includes:

     o    3,260,755 shares held by Draper Fisher Associates Fund IV, L.P.;

     o    245,431 shares held by Draper Fisher Partners IV L.L.C.;

     o 114,103 shares held by Mr. John Fisher. Mr. Fisher is either a managing member of the entities listed above or a managing member of the general partner of the entities listed above;

     o 45,461 shares held by Ms. Polly Draper. Ms. Draper is the sister of Tim Draper. Mr. Draper is either a managing member of the entities listed above or a managing member of the general partner of the entities listed above;

     o 22,821 shares held by Mr. Steve Jurvetson. Mr. Jurvetson is either a managing member of the entities listed above or a managing member of the general partner of the entities listed above;

     o 1,141 shares held by the Fonstad Living Trust Dated March 26, 1999. Ms. Fonstad is either a member of the entities listed above or a member of the general partner of the entities listed above; and

     o 570 shares held by Mr. Warren Packard. Mr. Packard is either a member of the entities listed above or a member of the general partner of the entities listed above.

     Mr. Fisher disclaims beneficial ownership of such shares except to the extent of his pecuniary interests therein. The address of these individuals and entities is Draper Fisher Jurvetson, 400 Seaport Court, Suite 250, Redwood City, California 94063.

(15) This number includes the shares beneficially owned by the persons and entities described in footnote 10.

(16) Includes 125,000 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2000.

(17) Includes 2,000 shares held by Sean Bennion and Daniel Bennion, Mr. Bennion's sons.

(18) Includes 30,000 shares of common stock issuable pursuant to options exercisable within 60 days of June 30, 2000.

                        REPORT OF EXECUTIVE COMPENSATION

     For fiscal 2000, the Board of Directors established the level of base salary and bonus incentives to be paid to the Chief Executive Officer ("CEO") and other executive officers of the Company and administered the Company's 1996 Stock Plan, 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan. For future fiscal years, the Compensation Committee of the Board of Directors will have the exclusive authority to establish the level of base salary payable to the CEO and certain other executive officers of the Company and to administer the Company's 1996 Stock Plan, 1999 Equity Incentive Plan and 1999 Employee Stock Purchase Plan. In addition, the Committee will have the responsibility for approving the individual bonus programs to be in effect for the CEO and certain other executive officers and other key employees each fiscal year.

     For fiscal 2000, the Board of Directors weighed many factors to determine executive officer compensation levels. Among the factors considered by the Board of Directors were industry compensation surveys, general and local market conditions plus the recommendations of the CEO with respect to the compensation of the Company's key executive officers other than himself. However, the Board of Directors made the final compensation decisions concerning such officers.

     GENERAL COMPENSATION POLICY. The objective of the Company's executive compensation program is to align executive compensation with the Company's long and short-term business objectives and performance.

     Additionally, it is imperative that executive compensation enables the Company to attract, retain and motivate qualified executives who are able to contribute to the long-term success of the Company. The following specific strategies are utilized to guide the Company's executive compensation decisions:

     o RISK AND REWARD: A significant portion of an executive's compensation should be tied to his performance and contributions to the success of the Company.

     o PAY FOR PERFORMANCE: If an executive performs at a higher level, then the executive should be rewarded with a higher level of compensation. Similarly, if performance is below minimum expectations, then there should be a lower level of compensation or there may be no variable compensation.

     o COMPENSATE COMPETITIVELY: The Company compares its compensation programs to those of other companies of comparable size and in similar industries and establishes compensation programs that are substantially at market.

     During fiscal 2000, the Company's executive compensation program included these key elements:

     o BASE SALARY. The Board of Directors established the base salaries of its executives based on comparisons with executive salary surveys from market data for officers and executives in competitive public software companies (the "peer companies"). The level of base salary set for such executive officers to date has been comparable to the average of the surveyed compensation data for the peer companies. Additionally, each executive's base pay is positioned relative to the total compensation package, including cash incentives and equity-based incentives.

     o CASH-BASED INCENTIVES. During fiscal 2000, executives of the Company participated in a Management by Objective (MBO) Plan under which cash-based incentive payments were earned, based upon the achievement of defined goals related to Company performance and personal objectives. This incentive program is designed to award less than full payment if the Company and individual do not achieve all of the specific goals. Specifically, annual and quarterly goals were established and performance measurements were made against these goals. During fiscal 2000, the Company far exceeded its financial objectives and performance metrics. Consequently, the bonus paid to the Chief Executive Officer and other executives was at target. Each year, the annual incentive plan is reevaluated and new performance targets will be established reflecting the Company's business plan and financial goals. In addition, the bonus paid to Dr. Mittal was also based on his exceptional performance since the inception of the Company, and the bonus paid to Mr. Pendell was for his meeting and exceeding sales objectives, in accordance with the Company's sales plan.

     o EQUITY-BASED INCENTIVES. Stock options are designed to align the interests of each executive with those of the stockholders. During fiscal 2000, the Board of Directors granted stock options to executives. The Board of Directors believes that stock options provide added incentive for executives to influence the strategic direction of the Company and to create and grow value for customers, bringing new products to market, and creating the foundation for future growth for the stockholders and employees. Options are granted at fair market value and typically have four-year vesting periods, contingent upon the executives' continued employment with the Company. The number of stock options that are granted to individual executives is based on demonstrated performance and independent survey data reflecting competitive market practice. Dr. Mittal was granted an option for 250,000 shares of the Company's Common Stock in recognition of his exceptional service since the inception of the Company and as a means of retaining and motivating future performance; all of his shares of the Company's Common Stock, other than shares subject to this option, had become fully vested. Messrs. Mathur, Bennion and Pendell were granted additional options in recognition of their contributions to the Company's initial public offering and exceptional past performance. Messrs. Carmel and Bennion also received options for joining the Company in fiscal 2000.

     CEO COMPENSATION: Mr. Jaswa did not participate in the Board of Directors decisions concerning his compensation. The annual base salary for Mr. Jaswa, the Company's President and Chief Executive Officer, was comparable to other Company executives and increased marginally from prior years. The remaining components of the Chief Executive Officer's 2000 fiscal year incentive compensation were dependent upon the Company's performance and meeting his personal objectives and provided no dollar guarantees. The bonus paid to the Chief Executive Officer for the fiscal year was based on the same incentive plan as the other executives. Mr. Jaswa was granted an option for 250,000 shares of the Company's Common Stock in fiscal 2000 in recognition of his exceptional service to the Company since its inception and as a means of retaining and motivating future performance; all of his shares of the Company's Common Stock, other than shares subject to this option, had become fully vested.

     TAX LIMITATION. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company's 1999 Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per fiscal year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1999 Equity Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for fiscal 2000 will exceed the $1 million limit per officer, the Board of Directors will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                        Board of Directors

                                        Rajen Jaswa
                                        Dr. Sanjay Mittal
                                        Betsy Atkins
                                        John Fisher
                                        Michael Lyons
                                        Robin Richards Donohoe
                                        Thomas Neustaetter

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was created on July 27, 1997 and the members of the Compensation Committee are Mr. Fisher and Ms. Atkins. Neither of these individuals was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between March 10, 2000 (the date the Company's Common Stock commenced public trading) and March 31, 2000 with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the S&P Computers Index (Software & Services) (the "S&P Computers"), over the same period. This graph assumes the investment of $100.00 on March 10, 2000, in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the S&P Computers Index, and assumes the reinvestment of dividends, if any.

         The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Standard & Poor's Compustat Total Return Service, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.


          COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SELECTICA, INC.,

                                  [LINE GRAPH]

              THE NASDAQ STOCK MARKET-U.S. INDEX AND THE S&P MARKET
                          TOTAL RETURN TO STOCKHOLDER'S
                         (DIVIDENDS REINVESTED MONTHLY)


ANNUAL RETURN PERCENTAGE
YEARS ENDING

COMPANY/INDEX                             MARCH 31, 2000
--------------------------------------------------------------------------------
SELECTICA, INC                               294.17%
S&P COMPUTERS INDEX                          110.79%
NASDAQ US INDEX                               98.09%

INDEXED RETURNS
YEARS ENDING

                                BASE PERIOD
COMPANY/INDEX                  MARCH 10, 2000       MARCH 31, 2000
--------------------------------------------------------------------------------
SELECTICA, INC                      100                 294.17%
S&P COMPUTERS INDEX                 100                 110.79%
NASDAQ US INDEX                     100                  98.09%

     The Company effected its initial public offering of Common Stock on March 9, 2000 at a price of $30.00 per share. The graph above assumes that shares were purchased at the $30.00 per share offering price.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table presents compensation information for fiscal year 2000 paid by the Company for services rendered by the Company's Chief Executive Officer and the Company's four other highest-paid executive officers whose total salary and bonus for the fiscal year exceeded $100,000:


                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
                                                                                                AWARD
                                                                                             ------------
                                                  ANNUAL COMPENSATION                         SECURITIES
                                                -----------------------     OTHER ANNUAL      UNDERLYING
NAME AND PRINCIPAL POSITION                     SALARY ($)    BONUS ($)   COMPENSATION ($)    OPTIONS (#)
---------------------------                     ----------    ---------   ----------------    -----------
Rajen Jaswa...................................  $168,750      $ 75,000             --           250,000
   Chief Executive Officer and President
Dr. Sanjay Mittal.............................   168,750       618,600             --           250,000
   Chief Technical Officer and Vice
   President of Engineering
Ashish Mathur.................................   168,750        75,000             --           150,000
   Vice President of Worldwide
   Professional Services
Charles Pendell...............................   187,500       220,500        $71,250(1)        125,000
   Vice President of Sales, Americas
Daniel A. Carmel..............................   120,032        60,000             --           400,000
   Vice President of Marketing

-------------
(1)  Represents commissions.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table designates each grant of stock options during fiscal year 2000 to the Company's Chief Executive Officer and the Company's four other highest-paid executive officers.

     The figures representing percentages of total options granted to employees in the last fiscal year are based on a total of 5,314,020 option shares granted to the Company's employees under our 1996 Stock Plan during fiscal year 2000.

     The exercise price of each option granted is equal to the fair value of the Company's Common Stock as valued by the Company's board of directors on the date of grant. The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by lending the optionee sufficient funds to pay the exercise price for the purchased shares. See "Certain Relationships and Related Transactions."

     The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed according to rules promulgated by the Securities and Exchange Commission and does not represent the Company's prediction of the Company's stock price performance. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

                                               INDIVIDUAL GRANTS
                             ------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                              NUMBER OF                                               AT ASSUMED ANNUAL RATES OF
                             SECURITIES   PERCENT OF TOTAL                             STOCK PRICE APPRECIATION
                             UNDERLYING   OPTIONS GRANTED    EXERCISE                       FOR OPTION TERM
                               OPTIONS    TO EMPLOYEES IN     PRICE      EXPIRATION   --------------------------
NAME                          GRANTED(#)    FISCAL YEAR       ($/SH)        DATE          5%($)       10%($)
----                         -----------  ----------------   --------    ----------    ----------   ----------
Rajen Jaswa................    250,000          4.7%          $10.00      12/14/09     $1,572,237   $3,984,356
Dr. Sanjay Mittal..........    250,000          4.7            10.00      12/14/09      1,572,237    3,984,356
Ashish Mathur..............     50,000          0.9            30.00      03/08/10        943,342    2,390,614
                               100,000          1.9             1.50      04/19/09         94,334      239,061
Charles Pendell............     50,000          0.9            30.00      03/08/10        943,342    2,390,614
                                75,000          1.4             2.50      09/29/09        117,918      298,827
Daniel A. Carmel...........    400,000          7.5             2.50      09/21/09        628,895    1,593,742

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES


     The following table presents all options exercised by the Company's Chief Executive Officer and the Company's four highest-paid executive officers during fiscal 2000. The Company's Chief Executive Officer and the Company's four highest-paid executive officers did not hold any unexercised options as of March 31, 2000.

     The options listed in the table become vested as follows: upon the completion of 12 months of service, 25% of the option shares vest and upon the completion of each of the next 36 months of service, 1/48 of the option shares vest.

                                        SHARES ACQUIRED      VALUE
NAME                                    ON EXERCISE(#)    REALIZED($)
----                                    ---------------   -----------
Rajen Jaswa...........................      250,000        $      0
Dr. Sanjay Mittal.....................      250,000               0
Ashish Mathur.........................      150,000         950,000
Charles Pendell.......................      425,000         675,000
Daniel A. Carmel......................      400,000               0


            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     Under their respective employment agreements, the Company's Chief Executive Officer, Rajen Jaswa, and the Company's Chief Technical Officer and Vice President of Engineering, Dr. Sanjay Mittal, will receive their most recent base salary for 12 months after their date of termination if they are terminated without cause. In addition, the Company's repurchase right with respect to the shares of the Company's Common Stock that they currently hold will lapse entirely and all of such shares will become fully vested upon a termination without cause.

     If a change in control occurs, an option or other award under the 1999 Equity Incentive Plan will become fully exercisable and fully vested if the option or award is not assumed by the surviving corporation or its parent or subsidiary or if the surviving corporation or its parent or subsidiary does not substitute comparable awards for the awards granted under the 1999 Equity Incentive Plan. In addition, if an optionee is involuntarily terminated within 12 months following a change in control, he or she will become vested in an additional number of option shares as if he or she completed another 12 months of service. This vesting acceleration will not occur if it prevents the Company from completing a transaction that is a pooling of interest transaction.

     Under the Company's 1996 Stock Plan, upon a merger or asset sale, if the options or stock purchase rights are not assumed by the surviving corporation or its parent or subsidiary or if the surviving corporation or its parent or subsidiary does not substitute comparable awards for the options or stock purchase rights, then the options and stock purchase rights will become fully vested.

     If a change in control occurs and an executive officer or certain of our key employees are involuntarily terminated within 12 months following this change in control, then he or she will become vested in an additional number of option shares equal to the greater of 50% of the then unvested option shares or the number of option shares the executive officer would become vested in if he or she completed another 12 months of service.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

     Ernst & Young LLP has audited the Company's financial statements since 1996. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.


RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since April 1, 1999, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements and other arrangements, which are described where required in Employment Contracts and Change in Control Arrangements and (ii) the transactions described below.

     The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

     On May 14, 1999 we entered into a Note and Warrant Purchase Agreement with Draper International, L.P., Draper Fisher Associates Fund IV, Draper Fisher Partners IV and Betsy Atkins, collectively, the Bridge Investors. Pursuant to that Note and Warrant Purchase Agreement, the Bridge Investors agreed to loan us an aggregate of $1,000,000 accruing interest at a rate of 1% plus the prime rate, in exchange for a promissory note, which would either convert into our securities upon our next round of equity financing or be repaid by June 30, 1999 and warrants to purchase an aggregate of 15,000 shares of Series E Preferred Stock. John Fisher, one of our directors, is a general partner of venture funds associated with Draper Fisher Jurvetson.

     On November 4, 1999, Mr. Carmel exercised his option to purchase 400,000 shares of common stock. He paid for those shares with full recourse promissory notes for $1,000,000 bearing 6.02% annual interest, secured by the purchased shares. On October 15, 1999, Mr. Bennion exercised his option to purchase 300,000 shares of common stock. He paid for those shares with a full recourse promissory note for $750,000 bearing 6.02% annual interest, secured by the purchased shares. On October 25, 1999, Mr. Pendell exercised his option to purchase 375,000 shares of common stock. He paid for these shares with full recourse promissory notes for $262,500 bearing 6.02% annual interest, secured by the purchased shares. On December 15, 1999, Dr. Mittal exercised his options to purchase 240,000 shares of common stock. He paid for those shares with two full recourse promissory notes for $2,300,000 and $100,000 respectively each bearing 6.20% annual interest, secured by the purchased shares. On December 15, 1999 Mr. Jaswa exercised his options to purchase 240,000 shares of common stock. He paid for those shares with two full recourse promissory notes for $2,300,000 and $100,000 respectively each bearing 6.20% annual interest, secured by the purchased shares. On March 10, 2000, Mr. Bennion exercised his options to purchase 50,000 shares of common stock. He paid for those shares with a full recourse note for $1,499,995 bearing 6.80% annual interest, secured by the purchased shares. On March 10, 2000, Mr. Mathur exercised his options to purchase 50,000 shares of common stock. He paid for those shares with a full recourse note for $1,499,995 bearing 6.80% annual interest, secured by the purchased shares. On March 10, 2000, Mr. Pendell exercised his options to purchase 50,000 shares of common stock. He paid for those shares with a full recourse note for $1,499,995 bearing 6.80% annual interest, secured by the purchased shares.

     In June 1999, we purchased 228,200 shares of our common stock from Dr. Mittal at a price of $2.00 per share.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.


                                    FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 1999, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO SELECTICA, INC., 3 WEST PLUMERIA DRIVE, SAN JOSE, CALIFORNIA 95134, ATTN: STOCKHOLDER SERVICES.


                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 2001 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than April 15, 2001 in order to be included. Such stockholder proposals should be addressed to Selectica, Inc., 3 West Plumeria Drive, San Jose, California 94043, Attn: Stockholder Services.

     Pursuant to new amendments to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2001 annual meeting of stockholders does not notify the Company of such proposal on or prior to August 1, 2001, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2000 Proxy Statement. The Company currently believes that the 2001 annual meeting of stockholders will be held during the second week of September, 2001.

                                  OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        Rajen Jaswa
                                        President and Chief Executive Officer
                                        San Jose, California
                                        August 16, 2000


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY                             SELECTICA, INC.                          PROXY

                    3 WEST PLUMERIA DRIVE, SAN JOSE, CA 95134

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SELECTICA, INC.
      FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 13, 2000

     The undersigned holder of Common Stock, par value $.0001, of Selectica, Inc. (the "Company") hereby appoints Rajen Jaswa and Stephen Bennion or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, September 13, 2000 at 1:00 p.m. local time, at Company's headquarters 3 West Plumeria Drive, San Jose, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                                    (Reverse)
                                 SELECTICA, INC.

PLEASE MARK VOTES
AS IN THIS EXAMPLE

1.  To elect the following directors to serve for a term       2.  To ratify the appointment of   FOR  AGAINST  ABSTAIN
    ending upon the 2001 Annual Meeting of Stockholders            Ernst & Young, LLP as the      [ ]    [ ]      [ ]
    or until their successors are elected and qualified:           Company's independent
                                                                   accountants for the fiscal
NOMINEES: Betsy Atkins and Robin Richards Donohoe.                 year ending March 31, 2001.

     FOR  WITHHELD       For all nominees, except for
                         nominees written below.
     [ ]    [ ]          [ ]

                         ---------------------------------
                         Nominee exception(s).

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                                       The undersigned acknowledges receipt of
                                       the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

                                       Signature:
                                                 -------------------------------
                                       Signature
                                       (if held jointly):
                                                         -----------------------
                                       Date:             , 2000
                                            ------------



Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.